                                                                    EXHIBIT 10.6

                          MASTER SUBSIDIARY GUARANTY

TO:  Bank of America, N.A., as Administrative Agent
     ("Administrative Agent")
       --------------------

                                   RECITALS

     A. Reference is made to that certain Credit Agreement dated as of October 29, 1999 among California Pizza Kitchen, Inc., a California corporation ("Borrower"), Lenders from time to time party thereto, Bank of America, N.A., as
  --------
Administrative Agent, Swing Line Lender and Issuing Lender and Bankers Trust Company, as Documentation Agent (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms
                                                      ---------
defined therein being used herein as therein defined).

     B. Each Guarantor is a direct or indirect Domestic Subsidiary of Borrower and has derived, and expects to continuing deriving, direct and indirect benefits from extensions of credit made to Borrower, and now desires to guaranty the Obligations

     C. It is a requirement of the Credit Agreement that each direct or indirect Domestic Subsidiary of Borrower execute and delivery this Master Subsidiary Guaranty or a joinder hereto (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, this "Guaranty").
 --------

     NOW, THEREFORE, each Guarantor agrees as follows:

     1. For valuable consideration, each of the undersigned (together with Person becoming a party hereto pursuant to Paragraph 18 hereof, each, a "Guarantor" and collectively, "Guarantors") unconditionally, absolutely and
 ---------                     ----------
irrevocably jointly and severally guarantees and promises to pay to Administrative Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to Lenders, Issuing Lender, Indemnitees and Administrative Agent (collectively, the "Guarantied Parties"). The term Obligations has the meaning
                    ------------------
assigned to such term under the Credit Agreement and is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of all Borrower Parties, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees (including the allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by any Borrower Party to any Guarantied Party under the Loan Documents, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether a Borrower Party may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

     2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause a Borrower Party to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. Each Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by any Guarantor shall not reduce its maximum obligation hereunder.

     3. Each Guarantor agrees that it is directly and primarily liable to Administrative Agent for the benefit of Guarantied Parties, that its obligations hereunder are independent of the Obligations of any Borrower Party, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against any Guarantor, whether action is brought against a Borrower Party or whether a Borrower Party is joined in any such action or actions. Each Guarantor agrees that any releases which may be given by Guarantied Parties to a Borrower Party or any other guarantor shall not release it from this Guaranty.

     4. The obligations of each Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of any Guarantor (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations; (b) the failure to give notice to any Guarantor of the occurrence of any Event of Default under the terms and provisions of the Agreement; (c) the waiver of the payment, performance or observance of any of the Obligations; (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty; (e) any failure, omission or delay on the part of Administrative Agent and/or Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of Administrative Agent and/or Guarantied Parties in good faith and in compliance with applicable law; (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect any Guarantor, any other guarantor of any of the Obligations of a Borrower Party or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding; (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or
(h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations. To the extent any of the foregoing refers to any actions which Administrative Agent or Guarantied Parties may take, each Guarantor hereby agrees that Administrative Agent and/or Guarantied Parties may take such actions in such manner, upon such terms, and at such times as Administrative Agent or Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing any Guarantor from its undertakings hereunder and each Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

     5. Each Guarantor hereby waives (a) any and all rights to require Guarantied Parties to prosecute or seek to enforce any remedies against a Borrower Party or any other party liable to Guarantied Parties on account of the Obligations; (b) any right to assert against Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against a Borrower Party or any other party liable to Administrative Agent or Guarantied Parties in any way or manner under the Credit Agreement; (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto; (d) any defense arising by reason of any claim or defense based upon an election of remedies by Administrative Agent or Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes such Guarantor's subrogation rights, rights to proceed against a Borrower Party for reimbursement, or any other rights of such Guarantor to proceed against a Borrower Party, against any other guarantor, or against any other security, with such Guarantor understanding that the exercise by Administrative Agent and/or Guarantied Parties of certain rights and remedies may offset or eliminate such Guarantor's right of subrogation against a Borrower Party, and that such Guarantor may therefore incur partially or totally non-reimbursable liability hereunder; (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which such Guarantor may be entitled; and (f) without limiting the generality of the foregoing, such Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

     6. Each Guarantor hereby agrees that unless and until all Obligations have been paid to Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against a Borrower Party or any other guarantor, if any, and shall not seek to assert or enforce the same. Each Guarantor understands that the exercise by Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate such Guarantor's right of subrogation if any, against a Borrower Party and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, such Guarantor hereby authorizes and empowers Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

     7. Each Guarantor is presently informed of the financial condition of each Borrower Party and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. Each Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of each Borrower Party, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment.
Each Guarantor hereby waives its right, if any, to require Administrative Agent or Guarantied Parties to disclose to it any information which Administrative Agent or any Lender may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

     8. Administrative Agent and each Lender's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantors for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

     9. Notwithstanding anything to the contrary contained herein, the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law.

     10. Each Guarantor represents and warrants for and with respect to itself that:

          (a) Guarantor is a corporation duly organized, validly existing and in good standing under the Laws of the state of its incorporation, has the power and authority and the legal right to own and operate its properties, to lease the properties it operates and to conduct its business, is duly qualified and in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and is in compliance with all Laws except to the extent that noncompliance does not have a Material Adverse Effect.

          (b) Guarantor has the power and authority and the legal right to make, deliver and perform this Guaranty and to authorize the execution, delivery and performance of this Guaranty. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty. This Guaranty has been duly executed and delivered by Guarantor, and constitutes a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          (c) The execution, delivery, and performance by Guarantor of this Guaranty and compliance with the provisions hereof have been duly authorized by all requisite action on the part of Guarantor and do not and will not (i) violate or conflict with, or result in a breach of, or require any consent, except where such violation, conflict, breach or failure to obtain consent would not have a Material Adverse Effect, under (A) any Organization Documents of Guarantor or any of its Subsidiaries, (B) any applicable Laws, rules, or regulations or any order, writ, injunction, or decree of any Governmental Authority or arbitrator, or (C) any Contractual Obligation of Guarantor or any of its Subsidiaries or by which any of them or any of their property is bound or subject, (ii) constitute a default under any such agreement or instrument, except where such default would not have a Material Adverse Effect or (iii) result in, or require, the creation or imposition of any Lien on any material portion of the properties of Guarantor or any of its Subsidiaries.

          (d) No litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending or, to the best knowledge of Guarantor, threatened by or against Guarantor or any of its Subsidiaries or against any of their properties or revenues which, if determined adversely, could have a Material Adverse Effect.

          (e) The execution, delivery and performance by Guarantor of this Guaranty does not constitute, to the best knowledge of Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

     11. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of Guarantors, in care of Borrower.

     12. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of Administrative Agent's and Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by any Guarantor without the prior written consent of Guarantied Parties which shall be in Guarantied Parties' sole and absolute discretion.

     13. No failure or delay by Administrative Agent or Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     14. Guarantors shall jointly and severally pay (a) all reasonable out-of-pocket expenses of Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for Administrative Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

     15. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of Administrative Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

     16. Any indebtedness of Borrower Parties now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of Borrower Parties to Guarantied Parties; and after the occurrence and during the continuance of an Event of Default, such indebtedness of Borrower Parties to any Guarantor if Administrative Agent so requests shall be collected, enforced and received by each Guarantor as trustee for Guarantied Parties and be paid over to Administrative Agent on account of the indebtedness of Borrower Parties to Guarantied Parties but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this guaranty.

     17. It is not necessary for Guarantied Parties to inquire into the powers of any Borrower Party or of the officers, directors or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     18. Any Person becoming a Domestic Subsidiary shall become a Guarantor hereunder by executing and delivering a Joinder Agreement and by complying with the terms of Section 6.13 of the Credit Agreement. Upon Administrative Agent's receipt of a duly executed and delivered Joinder Agreement, this Guaranty shall be deemed amended to include such additional Person as a Guarantor, and such Person shall become a party hereto as through a signatory hereto, with no amendment or further action required hereunder, and thereafter, all references to Guarantors shall include such additional Person.

     19. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

     20. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     DATED AS OF:  October 29, 1999

                                       "Guarantors"

                                       CPK MANAGEMENT COMPANY

                                             /s/ H.G. Carrington, Jr.
                                       By ----------------------------
                                             H. G. Carrington, Jr.
                                            Chief Financial Officer
                                                 and Secretary


                                       CALIFORNIA PIZZA KITCHEN
                                         OF ILLINOIS, INC.

                                               /s/ Larry S. Flax
                                       By ----------------------------
                                                 Larry S. Flax
                                            Secretary and Treasurer

Acknowledged:

BANK OF AMERICA,N.A.,as Administrative Agent

        /s/ Patrick W. Zetzman
By:---------------------------
          Patrick W. Zetzman
            Vice President